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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 11, 2003


                             SCHOOL SPECIALTY, INC.
             (Exact name of registrant as specified in its charter)


          Wisconsin                     000-24385               39-0971239
(State or other jurisdiction     (Commission file number)     (IRS Employer
      of incorporation)                                     Identification No.)


                               W6316 Design Drive
                           Greenville, Wisconsin 54942
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (920) 734-5712

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Item 7.  Financial Statements and Exhibits.

(c) Exhibits
    --------

This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed".

Exhibit No.    Description
-----------    -----------

   99.1        Press Release of School Specialty, Inc., dated February 11, 2003.

Item 12. Results of Operations and Financial Condition.

     On February 11, 2003, School Specialty, Inc. issued a press release announcing its fiscal 2003 third quarter financial results. A copy of the press release is attached as Exhibit 99.1.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SCHOOL SPECIALTY, INC.


Date: February 12, 2003                  /s/ David J. Vander Zanden
                                        ----------------------------------------
                                        David J. Vander Zanden
                                        President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   99.1        Press Release of School Specialty, Inc., dated February 11, 2003.

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